MEMORANDUM OF UNDERSTANDING

This memorandum of understanding (this “Agreement”) is entered into as of November 3, 2017 by and between The Chron Organization, Inc., a Nevada corporation (the “Company”) and Bellridge Capital, LP a Delaware limited liability company (the “Purchaser).

NOW, THEREFORE, in consideration of the promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

(1) Debenture Registration Rights (a) On or before December 25, 2017, the Company shall file a registration statement on Form S-1 with the Commission (the “Debenture Registration Statement”) to register the resale by the Purchaser of all Debenture Registrable Securities. “Debenture Registrable Securities” means (i) all shares of Common Stock issuable upon conversion of the Debentures issued to the Purchaser by the Company (collectively the “Debentures”) including the 10% Original Issue Convertible Debenture issued by the Company to the Purchaser on March 17, 2017 and the 10% original Issue Convertible Debenture issued by the Company to the Purchaser on June 20, 2017 and (ii) all shares of Common Stock issuable upon the exercise of the exercise of Warrants issued to the Purchaser by the Company (the “Warrants”) as of the date of this Agreement; subject to any limits that may be imposed by the Securities and Exchange Commission, and provided that a share of Common Stock shall cease to be a Debenture Registrable Security upon the earliest to occur of the following: (a) its sale pursuant to the Debenture Registration Statement or Rule 144 under the Securities Act; or (B) it becomes eligible for resale by its holder under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions. As long as the Purchaser owns any Debenture Registrable Securities the Company shall keep the Debenture Registration Statement effective and shall file such post-effective amendments to such Debenture Registration Statement as is required to keep such Debenture Registration Statement effective with the Commission. Notwithstanding anything to the contrary if the Company has not filed the Debenture Registration Statement with the Commission by December 25, 2017 to register the shares of the Company’s Common Stock issuable upon conversion of the Debentures and the shares of the Company’s Common Stock issuable upon exercise of the Warrants (unless the registration of the Debenture Registrable Securities is prohibited by the Securities and Exchange Commission) or the Debenture Registration Statement (registering the shares of Common Stock issuable upon conversion of the aforementioned Debentures and upon the exercise of the afore mentioned Warrants) has not been declared effective by the Commission by February 28, 2018, then (a) the face amount of each of the outstanding Debentures shall increase by 150%, (b) the Purchaser may declare an event of default under the Debentures and (c) the Purchase may avail itself of any other rights and remedies it has under the Debenture, or at law or otherwise. The rights provided in this section are in addition to and no in lieu of any rights the Purchase has under the Securities Purchase Agreements, between the Purchaser and the Company, entered into in connection with the Debentures and Warrants. In the event that the Securities and Exchange Commission prohibits the aforementioned Debenture Registration Statement, then the aforementioned penalties in this Section 1 of the Agreement shall not apply, and the Company agrees to repay the Debentures pursuant to the documentation entered into on March 17, 2017 and June 20, 2017 (as referenced above).

(2) While the Debenture Registration Statement remains effective, Purchaser hereunder may sell its Debenture Registrable Securities in accordance with the plan of distribution contained in the Debenture Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Purchaser shall, if notified by the Company in writing at any time that the Debenture Registration Statement is not effective or that the prospectus included in such Debenture Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, refrain from selling such Shares until such time as the Company notifies the Purchaser in writing that the Registration Statement is effective or the prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Debenture Registrable Securities pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Purchaser agrees to promptly furnish to the Company such information that the Company reasonably requires from that Purchaser for use in the Debenture Registration Statement and consents to the inclusion of such information in the Debenture Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of November 3, 2017.

The Chron Organization, Inc.		Bellridge Capital LP

By:	/s/ Alex Rodriguez	By:	/s/ Robert Klikov
Name:	Alex Rodriguez	Name:	Robert Klikov
Title:	CEO & President	Title:	Mangaging Partner